UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2007

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) At a meeting held on July 23, 2007, the members of the Board of Directors of UIL Holdings Corporation (the “Registrant or UIL Holdings”) appointed Steven P. Favuzza, as Vice President and Controller of UIL Holdings effective immediately, and identified him as the Registrant’s principal accounting officer.  Mr. Favuzza also holds the same title at the Registrant’s regulated utility, The United Illuminating Company (UI).  Mr. Favuzza joined UI in 2001 as Director of Financial Compliance and most recently held the position of Assistant Vice President – Corporate Planning at UI.  Mr. Favuzza is currently 53 years old.

In connection with his appointment, Mr. Favuzza's base salary was increased to $180,000 and his short-term incentive opportunity was increased to a target of 32% of base salary.  No other changes were made to his compensation, and his existing employment agreement remains in effect.

Item 8.01 Other Events.

On July 23, 2007, UIL Holdings issued a press release announcing the appointment by its Board of Directors of Linda L. Randell to the position of Corporate Secretary of UIL Holdings in addition to the positions she already held as Senior Vice President and General Counsel.  Ms. Randell also holds the same positions at the Registrant’s regulated utility, The United Illuminating Company (UI).  The Board of Directors also appointed Susan E. Allen as Assistant Secretary of UIL Holdings in addition to the positions she already held as Treasurer and Vice President, Investors Relations. Ms. Allen also holds the same positions at UI.  Ms. Allen was previously Corporate Secretary of UIL Holdings and UI.  A copy of the Registrant's press release is attached hereto as Exhibit 99.1

Also, on July 23, 2007, the Registrant issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable October 1, 2007 to shareowners of record at the close of business on September 6, 2007.  A copy of the Registrant's press release is attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Press release, dated July 23, 2007 – UIL Annouces Changes to Officer Positions
99.2	Press release, dated July 23, 2007 – UIL Declares Quarterly Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 07/24/07	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release, dated July 23, 2007 – UIL Annouces Changes to Officer Positions
99.2	Press release, dated July 23, 2007 – UIL Declares Quarterly Dividend